Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Five Below, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended August 2, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth R. Bull, Chief Operating Officer and Interim Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kenneth R. Bull
Kenneth R. Bull
Chief Operating Officer and Interim Chief Financial Officer and Treasurer
Date: August 28, 2025